UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

SUN HEALTHCARE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ______________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ______________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ______________________________________________________________________________

(5)	Total fee paid ______________________________________________________________________________

☐        Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: ______________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ______________________________________________________________________________

(3)	Filing Party: ______________________________________________________________________________

(4)	Date Filed: ______________________________________________________________________________

August 14, 2012

Dear Stockholder:

We have previously sent to you proxy material for the Special Meeting of Sun Healthcare Group, Inc. Stockholders to be held on September 5, 2012.  Your Board of Directors has unanimously recommended that stockholders return the enclosed proxy card voting FOR all of the Items.

Your vote is important, no matter how many or how few shares you may own.  If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, to ensure that your shares are represented at the Special Meeting.

Very truly yours,

/s/ William A. Mathies

William A. Mathies
Chairman and Chief Executive Officer

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.